Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED SEPTEMBER 16, 2025

TO EACH OF THE

CLASS A AND CLASS C SHARES PROSPECTUS, INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS, AnD STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS each DATED FEBRUARY 1, 2025, AND MAY 5, 2025 For Class R6 Shares of Sterling Capital MID CAP Relative Value Fund, AS MAY BE supplemeNted FROM TIME TO TIME

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in each of the Class A and Class C Shares Prospectus, Institutional and Class R6 Shares Prospectus, and Statement of Additional Information for each of the Sterling Capital Funds dated February 1, 2025, and May 5, 2025 for Class R6 Shares of Sterling Capital Mid Cap Relative Value Fund, as may be supplemented from time to time.

On August 28, 2025, Guardian Capital Group Limited (“Guardian”), the indirect parent company of Sterling Capital Management LLC (“Sterling Capital”), the investment adviser to each of the Sterling Capital Funds (the “Funds”), announced that it had entered into a definitive agreement with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement agreement whereby DGAM will purchase all of the issued and outstanding shares of Guardian, other than Guardian shares held by specified shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for up to 10% of the shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to various customary approvals and conditions and is expected to take place in the first half of 2026.

Following the Closing, it is anticipated that Sterling Capital will continue to operate as a standalone entity indirectly owned by Guardian, which will in turn be indirectly owned by Desjardins. To provide continuity and stability, Sterling Capital’s team of management and senior professionals are currently expected to continue servicing Sterling Capital’s clients, including the Funds, after Closing.

The Transaction will result in a change of control of Sterling Capital effective as of the Closing. Pursuant to the terms of the current investment advisory agreement between Sterling Capital and each of the Funds, the Transaction may be deemed an assignment of the investment advisory agreement and result in its automatic termination. In anticipation of the termination of the existing investment advisory agreement, it is expected that the Board will consider a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Sterling Capital, including identical advisory fees.

At a special meeting of shareholders of the Funds expected to be held prior to the Closing, shareholders will be asked to consider and approve the new investment advisory agreement. Shareholders of record of each Fund as of the record date will be entitled to vote at the meeting and should expect to receive a proxy statement providing more information about the Transaction and the new investment advisory agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

STAT-SUP-[]

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